UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 11, 2014

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	000-54710	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 - Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 974-7248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pershing Gold Corporation (the “Company”) held its 2014 Annual and Special Meeting of the Stockholders (the “Meeting”) on December 11, 2014 in Denver, Colorado. Following the approval by the Company’s stockholders at the Meeting of the proposal to increase the authorized common stock of the Company from 500,000,000 shares, par value $0.0001 per share, to 800,000,000 shares, par value $0.0001 per share (with a resulting increase in the total number of shares the Company is authorized to issue, inclusive of both common stock and preferred stock, from 550,000,000 shares to 850,000,000 shares), the Company filed a Certificate of Amendment to its Amended and Restated Articles of Incorporation with the Nevada Secretary of State to effect the increase in authorized shares effective as of December 11, 2014. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

Of the 385,320,155 shares of outstanding capital stock entitled to vote as of the record date, 289,119,639 shares (75.03%) were present or represented by proxy at the Meeting. The Company’s stockholders approved all of the nominees and proposals submitted to them for approval at the Meeting. Specifically, the Company’s stockholders (i) approved the election of Stephen Alfers, Barry Honig and Alex Morrison as directors of the Company, to hold office until the next annual meeting of the Company’s stockholders or until their successors are elected and qualified; (ii) authorized the Company’s Board of Directors (the “Board of Directors”) to increase the Company’s authorized common stock to 800,000,000 shares by amending the Company’s Amended and Restated Articles of Incorporation; (iii) extended for 12 months the period in which the Board of Directors is authorized to effect a reverse stock split of the Company’s outstanding common stock and changed the allowable exchange ratio to not less than 1-for-4 and not more than 1-for-25; and (iv) approved the reduction of the Company’s authorized common stock to 200,000,000 shares in the event the reverse stock split is effected by amending the Company’s Amended and Restated Articles of Incorporation.

The results of the voting on the matters submitted to the stockholders were as follows:

1.	Election of three directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Steve Alfers	226,922,656	973,727	61,223,256
Barry Honig	226,855,036	1,041,037	61,223,256
Alex Morrison	226,902,936	993,447	61,223,256

2.	Authorization of increase in authorized common stock to 800,000,000 shares:

Votes For	Votes Against	Abstentions
275,726,716	11,064,774	2,328,149

3.	Extension of period in which the Board of Directors is authorized to effect a reverse stock split at an exchange ratio between 1-for-4 and 1-for-25:

Votes For	Votes Against	Abstentions
276,359,682	11,725,578	1,034,377

4.	Authorization of reduction in authorized common stock to 200,000,000 shares if the reverse stock split is effected:

Votes For	Votes Against	Abstentions
278,557,844	9,287,931	1,273,859

Item 9.01 Financial Statements and Exhibits

(d)	The following is filed as an exhibit to this report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation of Pershing Gold Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2014

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President of Finance and Controller

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation of Pershing Gold Corporation

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